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                                                                   EXHIBIT 10.2


                     AMENDMENT TO ASSET PURCHASE AGREEMENT
                             AND INTERIM AGREEMENT


         M&L International Group, LLC, M&L Hong Kong, Ltd. and Amerex (USA) Inc. (collectively, "Buyer") and M&L International, Inc. and M&L International (H.K.) Limited, (collectively, "Seller") agree to the following amendments to the Asset Purchase Agreement and Interim Agreement.

         1. Buyer acknowledges that the Conditions set forth in Section 5 of the Interim Agreement have been satisfied by the issuance and entry of the order dated February 11, 1999 (the "Procedures Order").

         2. The Asset Purchase Agreement definition of "Break-up Fee" shall mean $200,000 as approved by the Procedures Order.

         3. The Bidding Procedures as defined in Section 7.9 of the Asset Purchase Agreement shall be deemed amended to conform to the Procedures Order and the terms of the exhibits attached to the Procedures Order.


M&L HONG KONG, LTD.                       M&L INTERNATIONAL, INC.



By: /s/ Fred R. Shvetz                    By: /s/ Peter Vandenberg,Jr.
    ------------------------------            ---------------------------------
    Fred R. Shvetz                            Peter Vandenberg, Jr.
    Chairman                                  Vice President


M&L INTERNATIONAL GROUP, LLC              M&L INTERNATIONAL (H.K) LIMITED



By: /s/ Fred R. Shvetz                    By: /s/ Peter Vandenberg, Jr.
    ------------------------------            ---------------------------------
    Fred R. Shvetz                            Peter Vandenberg, Jr.
    Chairman                                  Attorney-in-Fact


AMEREX (USA) INC.



By: /s/ Fred R. Shvetz
    ------------------------------
    Fred R. Shvetz
    Chairman



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